EXHIBIT 10.2

MIS
MAGNITUDE
INFORMATION
SYSTEMS, INC.

August 26, 1999

Michael G. Martin
12 Tillman Court
Bridgewater, NJ 08807

Re: Agreement for Issuance of Equity in Lieu of Salary
    --------------------------------------------------

Dear Michael:

This will confirm the verbal agreement reached between you and the Company pursuant to which you will be issued 150,000 (one hundred fifty thousand) shares of the common stock of Magnitude Information Systems, Inc. in lieu of cash compensation for the period May 1, 1999, to December 31, 1999, wish such shares to be registered on Form S-8. This transaction has been authorized by the Board of Directors of the Company on April 1, 1999

Please acknowledge the above by signin and returning to us a copy of this letter agreement.

                              MAGNITUDE INFORMATION SYSTEMS, INC.

                              By: /s/  Steven D.Rudnik
                                  -----------------------------
                                  Steven D.Rudnik, President

50 Tannery Road
Branchburg
New Jersey
08876

Phone:
(908) 534-6400

Fax:
(908) 534-9303